SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 10, 2004

                             IMS HEALTH INCORPORATED
                             ----------------------
             (Exact name of registrant as specified in its charter)


             Delaware                 001-14049                 06-1506026
             ---------------------------------------------------------------
             (State of            (Commission File Number)     (IRS Employer
            incorporation)                                Identification No.)

                    1499 Post Road
                    Fairfield, Connecticut                06824
                    -------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (203) 319-4700
                                  -------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

         The following exhibit is furnished as part of this report:

         Exhibit Number                    Description
         --------------                    -----------

         99.1                              Press Release dated February 10, 2004

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 10, 2004, IMS Health Incorporated (the "Company") issued a press release regarding financial results for its 2003 fiscal year and 2003 fourth quarter, ending December 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       IMS HEALTH INCORPORATED

                                       By:    /s/ Robert H. Steinfeld
                                       ------------------------------
                                       Name:  Robert H. Steinfeld
                                       Title: Senior Vice President, General
                                              Counsel and Corporate Secretary

Date:  February 10, 2004

                                  EXHIBIT INDEX


         Exhibit Number                   Description
         --------------                   ------------

         99.1                             Press Release dated February 10, 2004